COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15 -	COMMITMENTS AND CONTINGENCIES

a.
Commissions arrangements:

The Group is committed to pay marketing commissions ranging 1% to 10% to sale agents of total sales contracts. Commission expenses were $412, $423 and $528 for the years ended December 31, 2022, 2021 and 2020, respectively. The commissions were recorded as part of the selling and marketing expenses.

b.	Royalty commitments:

(1)
TAT is committed to pay royalties to third parties, ranging from 12% to 20% of sales of products developed by the third parties. Royalty expenses were $47, $95 and $174 for the years ended December 31, 2022, 2021 and 2020, respectively. The royalties were recorded as part of the cost of revenues.

(2)
Piedmont is committed to pay royalties to a third party, ranging 5% to 13% of sales of products purchased from the third party. That third party is the exclusive manufacturer of the products for which Piedmont provides MRO services.

In addition, Piedmont is committed to pay another third-party royalty of 10% to 20%, on parts reclaimed to use in MRO services or sold to our customers when they are manufactured by the third party. Royalty expenses were $1,747, $2,245 and $1,648 for the years ended December 31, 2022, 2021 and 2020, respectively. The royalties were recorded as part of the cost of revenues.

c.	Guarantees:

(1)
In order to secure TAT's liability to the Israeli customs, the Company provided bank guarantees in amounts of $190. The guarantees are linked to the consumer price index and will expire from March 2023 through February 2024.

d.	Litigation:

(1)
On December 29, 2022, a customer filed a suit against Limco in the Northern District of Oklahoma. And Limco intend to file a counter claim with complaints each against the other on the business relationship in the last five years. While Limco intends to vigorously defend the aforementioned matter, it believes that even if there was a loss in excess of its accrued liability with respect to these claims, such loss would not be material to the business, operations and financial condition of TAT.

(2)
On July 12, 2022 TAT filed a suit against TAT Industries Ltd. In the District Court of Tel Aviv. TAT had leased the Gedera facility from TAT Industries Ltd. until the termination of the lease agreement in 2022. TAT asserts that TAT Industries Ltd. has unlawfully forfeited a bank guarantee that was granted for the benefit TAT Industries Ltd. in connection with the lease in Gedera in the amount of $750 thousands. On December 28, 2022, TAT Industries Ltd. filed a counterclaim against TAT asserting damages caused by TAT in connection with the lease in Gedera. TAT intends to vigorously defend the counterclaim by TAT Industries Ltd. which is in a preliminary stage, and TAT cannot estimate at this stage what impact, if any, the litigation may have on its results of operations, financial condition, or cash flows.